                      MORGAN STANLEY INCOME SECURITIES INC.
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       APRIL 1, 2008 - SEPTEMBER 30, 2008

                                                                     Amount of       % of       % of
                                       Offering         Total         Shares       Offering    Funds
   Security      Purchase/   Size of   Price of       Amount of      Purchased     Purchased    Total                     Purchased
  Purchased     Trade Date  Offering    Shares        Offering        By Fund       By Fund    Assets        Brokers        From
--------------- ---------- ---------- ---------- ----------------- ------------- ----------- ----------- -------------- ------------

 Oracle Corp.    04/02/08      -       $99.953   $2,500,000,000.00  775,000.00       0.03%      0.50%         Citi,      Citigroup
  5.75% due                                                                                               Mitsubishi
  4/15/2018                                                                                                   UFJ
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BMO
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                             HSBC,
                                                                                                            Merrill
                                                                                                         Lynch & CO.,
                                                                                                            Credit
                                                                                                          Suisse, BNP
                                                                                                         PARIBAS, RBC
                                                                                                            Capital
                                                                                                         Markets, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           SCOCIETE
                                                                                                           GENERALE,
                                                                                                          UCI Capital
                                                                                                           Markets,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                          BNY Capital
                                                                                                           Markets,
                                                                                                         Inc., Lehman
                                                                                                           Brothers

  XTO Energy     04/15/08      -      $99.539000  $800,000,000.00  1,020,000.00      0.13%      0.66%        Lehman        Lehman
 Inc. 5.500%                                                                                               Brothers,      Brothers
due 6/15/2018                                                                                               Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           PARIBAS,
                                                                                                            Credit
                                                                                                            Suisse,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                           Jefferies
                                                                                                           Company,
                                                                                                           JPMorgan,
                                                                                                            Morgan
                                                                                                         Stanley, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                             Citi,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                             BBVA
                                                                                                          Securities,
                                                                                                          BMO Capital
                                                                                                         Markets, BNY
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           Comerica
                                                                                                          Securities,
                                                                                                            Fortis
                                                                                                          Securities
                                                                                                          LLC, Lazard
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                            Natixis
                                                                                                         Bleichroeder
                                                                                                          Inc., Piper
                                                                                                           Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

   General       04/16/08      -      $99.733000 $4,000,000,000.00 1,450,000.00      0.04%      0.22%        Banc of       Lehman
   Electric                                                                                                 America       Brothers
Capital Corp.                                                                                             Securities
 Note 5.625%                                                                                                 LLC,
 due 5/1/2018                                                                                              Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Lehman
                                                                                                           Brothers
                                                                                                         Inc., Morgan
                                                                                                           Stanley &
                                                                                                              Co.
                                                                                                         Incorporated,
                                                                                                          Castle Oak
                                                                                                          Securities,
                                                                                                             L.P.,
                                                                                                           Blaylock
                                                                                                          Robert Van,
                                                                                                          LLC, Samuel
                                                                                                         A. Ramirez &
                                                                                                          Co., Inc.,
                                                                                                           Utendahl
                                                                                                            Capital
                                                                                                          Group, LLC,
                                                                                                         The Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

  Dr. Pepper     04/25/08      -       $99.985   $1,200,000,000.00   455,000        0.03%      0.30%        Banc of       JPMorgan
Snapple Group                                                                                               America      Securities
  Inc. Note                                                                                               Securities
  6.820% due                                                                                             LLC, Goldman
   5/1/2018                                                                                              Sachs & Co.,
                                                                                                           JPMorgan
                                                                                                          Securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           Paribas,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities
                                                                                                           Internet,
                                                                                                            Scotia
                                                                                                            Capital
                                                                                                             Inc.,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                         Humphrey, TD
                                                                                                          Securities,
                                                                                                           Wachovia
                                                                                                          Securities
                                                                                                             Inc.

    Israel       05/01/08  $99.831000      -     $1,000,000,000.00   810,000.00     0.08%      0.53%         Citi,         Lehman
   Electric                                                                                                JPMorgan,      Brothers
  Corp. Ltd                                                                                                 Merrill
 Note 7.250%                                                                                             Lynch & Co.,
due 1/15/2019                                                                                               Lehman
                                                                                                           Brothers,
                                                                                                            Morgan
                                                                                                            Stanley

   Newfield      05/05/08   $100.00       -        $600,000,000      125,000        0.02%      0.08%       JPMorgan,      JPMorgan
 Exploration                                                                                               BMO Capital   Securities
   Co. Note                                                                                               Markets, RBS
  7.125% due                                                                                                Greenwich
  5/15/2018                                                                                                 Capital,
                                                                                                             Banc of
                                                                                                             America
                                                                                                           Securities
                                                                                                            LLC, BBVA
                                                                                                           Securities,
                                                                                                             Fortis
                                                                                                           Securities
                                                                                                           LLC, Mizuho
                                                                                                           Securities
                                                                                                            USA Inc.,
                                                                                                             Wedbush
                                                                                                             Morgan
                                                                                                           Securities
                                                                                                              Inc.,
                                                                                                             CALYON,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                           Wells Fargo
                                                                                                           Securities,
                                                                                                             DnB NOR
                                                                                                             Markets

    Directv        05/07/08  $100.00       -     $1,500,000,000.00    580,000        0.03%      0.53%        Banc of      JPMorgan
    Holdings                                                                                                 America     Securities
 LLC/Directv F                                                                                             Securities
Note 7.625% due                                                                                            LLC, Credit
   5/15/2016                                                                                                 Suisse,
                                                                                                            JPMorgan
                                                                                                           Securities,
                                                                                                             Morgan
                                                                                                             Stanley

    Harley-        05/15/08     -     $99.805000 $1,000,000,000.00   535,000        0.05%      0.35%       Citigroup     Citigroup
    Davidson                                                                                                 Glohal
 Funding Corp.                                                                                              Markets,
Note 6.800% due                                                                                              Morgan
   6/15/2018                                                                                                Stanley &
                                                                                                            Co. Inc.,
                                                                                                            Greenwich
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            JPMorgan,
                                                                                                           BNP Paribas
                                                                                                           Securiteis
                                                                                                             Corp.,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities
                                                                                                              Inc.,
                                                                                                            Wachovia
                                                                                                             Capital
                                                                                                             Markets

 HBOS PLC Note     05/15/08     -     $99.584000 $2,000,000,000.00    795,000        0.04%     0.11%        Goldman,      Goldman
   6.750% due                                                                                               Sachs &        Sachs
   5/21/2018                                                                                              Co., Morgan
                                                                                                            Stanley,
                                                                                                             Lehman
                                                                                                            Brothers

   Starwood       05/16/08      -       $100.00   $400,000,000.00      395,000       0.09%      0.26%        Banc of      Banc of
   Hotels &                                                                                                  America      America
 Resorts World                                                                                                 LLC,
  Note 6.750%                                                                                               JPMorgan,
 due 5/15/2018                                                                                                Morgan
                                                                                                             Stanley,
                                                                                                             Merrill
                                                                                                           Lynch & Co.

 Time Warner     06/16/08      -       $99.917     $2,000,000,000   1,865,000       0.09%      1.25%        Banc of       Banc of
  Cable Inc.                                                                                                America       America
 Note 6.750%                                                                                              Securities
 due 7/1/2018                                                                                              LLC, BNP
                                                                                                           PARIBAS,
                                                                                                            Morgan
                                                                                                         Stanley, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                          Citi, Daiwa
                                                                                                          Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                            Fortis
                                                                                                          Securities
                                                                                                             LLC.
                                                                                                          Mitsubishi,
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                            Lehman
                                                                                                           Brothers,
                                                                                                           Blayleck
                                                                                                          Robert Van,
                                                                                                         LLC, Cabrera
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                           LLC, The
                                                                                                           Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

   Thomson       06/17/08      -       $99.084     $1,000,000,000    465,000        0.04%      0.31%       Barclays       Banc of
Reuters Corp.                                                                                              Capital,       America
  6.500% due                                                                                               JPMorgan,     Securities
  7/15/2018                                                                                                 Morgan
                                                                                                         Stanley, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                          LLC, Lehman
                                                                                                           Brothers,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                          RBC Capital
                                                                                                         Markets, BMO
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                             Citi,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                             HSBC,
                                                                                                           Standard
                                                                                                           Chartered
                                                                                                           Bank, TD
                                                                                                          Securities,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Wachovia
                                                                                                          Securities

  Rio Tinto      06/24/08      -       $99.131   $1,750,000,000.00   965,000        0.05%      0.65%       Deutsche       JPMorgan
 Finance USA                                                                                                 Bank        Securities
   LTD Note                                                                                               Securities,
  6.500% due                                                                                               JPMorgan,
  7/15/2018                                                                                                 Morgan
                                                                                                           Stanley,
                                                                                                            Credit
                                                                                                          Suisse, RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                            SOCIETE
                                                                                                           GENERALE,
                                                                                                              ANZ
                                                                                                          Securities,
                                                                                                         Banco Bilbao
                                                                                                            Vizcaya
                                                                                                          Argentina,
                                                                                                             S.A.,
                                                                                                            CALYON,
                                                                                                             Daiwa
                                                                                                          Securities
                                                                                                            America
                                                                                                             Inc.,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities
                                                                                                         International
                                                                                                          plc, Mizuho
                                                                                                         International
                                                                                                              plc

     Tyco        07/29/08      -       $99.970    $300,000,000.00    155,000        0.02%      0.38%       Goldman,      UBS Warburg
 Electronics                                                                                             Sachs & Co.,
   Group SA                                                                                                 Banc of
 Noted 5.950%                                                                                               America
due 01/15/2014                                                                                            Securities
                                                                                                          LLC, Citi,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          securities,
                                                                                                            Morgan
                                                                                                         Stanley, UBS
                                                                                                          Investment
                                                                                                             Bank,
                                                                                                           Barclays
                                                                                                         Capital, BNP
                                                                                                           PARIBAS,
                                                                                                           JPMorgan,
                                                                                                            Lehman
                                                                                                           Brothers

Alcoa Inc. Note    07/10/8      -     $99.684000  $750,000,000.00    610,000        0.00%      0.15%        Banc of      Barclays
   6.750% due                                                                                                America    Capital Inc.
   07/15/2018                                                                                              Securities
                                                                                                              LLC,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                          Citi, Lehman
                                                                                                            Brothers,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                          BNP PARIBAS,
                                                                                                           BMO Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                           BNY Mellon
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            LLC, RBS
                                                                                                            Greenwich
                                                                                                          Capital, ANZ
                                                                                                           Securities,
                                                                                                              BBVA
                                                                                                           Securities,
                                                                                                            Goldman,
                                                                                                           Sachs & Co.
                                                                                                               UBS
                                                                                                           Investment
                                                                                                           Bank, Banca
                                                                                                           IMI, Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                            JPMorgan

 Walgreen Co.    07/14/08      -       $99.610   $1,300,000,000.00   85,000         0.00%      0.21%        Banc of       JPMorgan
 Noted 4.875%                                                                                               America      Securities
due 08/01/2013                                                                                            Securities
                                                                                                             LLC,
                                                                                                           JPMorgan,
                                                                                                           Goldman,
                                                                                                         Sachs & Co.,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                             Wells
                                                                                                             Fargo
                                                                                                          Securities,
                                                                                                              Loop
                                                                                                            Capital
                                                                                                          Markets, LC

  Dupont El     07/23/08       -       $99.960   $1,250,000,000.00   100,000        0.00%      0.25%        Credit        Goldman
 Nemour Note                                                                                                Suisse,        Sachs
  6.00% due                                                                                                Goldman,
  07/15/2018                                                                                             Sachs & Co.,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                             LLC,
                                                                                                           JPMorgan,
                                                                                                             ,RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           Citi, ING
                                                                                                          Wholesale,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                             HSBC,
                                                                                                          Mitsubishi
                                                                                                              UFJ
                                                                                                          Securities,
                                                                                                            Mizuho
                                                                                                          Securities
                                                                                                           USA Inc.,
                                                                                                           Santander
                                                                                                          Investment,
                                                                                                             Scotia
                                                                                                           Capital,
                                                                                                           Standard
                                                                                                           Bank, UBS
                                                                                                          Investment
                                                                                                          Investment
                                                                                                           Bank, The
                                                                                                           Williams
                                                                                                            Capital
                                                                                                          Group, L.P.

  XTO Energy     08/04/08      -       $99.713   $1,000,000,000.00   25,000         0.00%      0.06%        Lehman          Lehman
 Inc. 6.500%                                                                                               Brothers,       Brothers
due 12/15/2018                                                                                            Jeffries &
                                                                                                           Company,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           PARIBAS,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                            Credit
                                                                                                            Suisse,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                             Citi,
                                                                                                           JPMorgan,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                          Bank, BBVA
                                                                                                          Securities,
                                                                                                           Comerica
                                                                                                          Securities,
                                                                                                            Lazard
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                            Tudor,
                                                                                                          Pickering,
                                                                                                          Holt & Co.,
                                                                                                          BMO Capital
                                                                                                         Markets, DNB
                                                                                                         NOR Markets,
                                                                                                            Natixis
                                                                                                         Bleichroeder
                                                                                                           Inc., BNY
                                                                                                            Mellon
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                          LLC, Fortis
                                                                                                          Securities
                                                                                                          LLC, Piper
                                                                                                           Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities

     Tyco        07/09/08      -       $99.970    $300,000,000.00    480,000        0.16%      0.32%       Goldman,      UBS Warburg
 Electronics                                                                                               Sachs &
   Group SA                                                                                               Co., Banc
 Noted 5.950%                                                                                             of America
due 01/15/2014                                                                                            Securities
                                                                                                          LLC, Citi,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                         securities,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                             UBS
                                                                                                          Investment
                                                                                                            Bank,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                             BNP
                                                                                                           PARIBAS,
                                                                                                          JPMorgan,
                                                                                                            Lehman
                                                                                                           Brothers

Alcoa Inc. Note    07/10/8      -      $99.684000 $750,000,000.00   610,000        0.08%      0.41%        Banc of       Barclays
   6.750% due                                                                                                America    Capital Inc.
   07/15/2018                                                                                              Securities
                                                                                                              LLC,
                                                                                                            Barclays
                                                                                                            Capital,
                                                                                                          Citi, Lehman
                                                                                                            Brothers,
                                                                                                           Mitsubishi
                                                                                                               UFJ
                                                                                                           Securities,
                                                                                                          BNP PARIBAS,
                                                                                                           BMO Capital
                                                                                                            Markets,
                                                                                                             Morgan
                                                                                                            Stanley,
                                                                                                            Deutsche
                                                                                                              Bank
                                                                                                           Securities,
                                                                                                           BNY Mellon
                                                                                                             Capital
                                                                                                            Markets,
                                                                                                            LLC, RBS
                                                                                                            Greenwich
                                                                                                          Capital, ANZ
                                                                                                           Securities,
                                                                                                              BBVA
                                                                                                           Securities,
                                                                                                            Goldman,
                                                                                                           Sachs & Co.
                                                                                                               UBS
                                                                                                           Investment
                                                                                                           Bank, Banca
                                                                                                           IMI, Daiwa
                                                                                                           Securities
                                                                                                             America
                                                                                                              Inc.,
                                                                                                            JPMorgan

  XTO Energy     08/04/08      -       $99.713   $1,000,000,000.00   510,000        0.05%      0.35%        Lehman          Lehman
 Inc. 6.500%                                                                                               Brothers,       Brothers
due 12/15/2018                                                                                            Jeffries &
                                                                                                           Company,
                                                                                                           Wachovia
                                                                                                          Securities,
                                                                                                            Banc of
                                                                                                            America
                                                                                                          Securities
                                                                                                           LLC, BNP
                                                                                                           PARIBAS,
                                                                                                           SunTrust
                                                                                                           Robinson
                                                                                                           Humphrey,
                                                                                                              RBS
                                                                                                           Greenwich
                                                                                                           Capital,
                                                                                                           Deutsche
                                                                                                             Bank
                                                                                                          Securities,
                                                                                                           Barclays
                                                                                                           Capital,
                                                                                                            Credit
                                                                                                            Suisse,
                                                                                                            Morgan
                                                                                                           Stanley,
                                                                                                             Citi,
                                                                                                           JPMorgan,
                                                                                                            Merrill
                                                                                                         Lynch & Co.,
                                                                                                              UBS
                                                                                                          Investment
                                                                                                          Bank, BBVA
                                                                                                          Securities,
                                                                                                           Comerica
                                                                                                          Securities,
                                                                                                            Lazard
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                            Tudor,
                                                                                                          Pickering,
                                                                                                          Holt & Co.,
                                                                                                          BMO Capital
                                                                                                         Markets, DNB
                                                                                                         NOR Markets,
                                                                                                            Natixis
                                                                                                         Bleichroeder
                                                                                                           Inc., BNY
                                                                                                            Mellon
                                                                                                            Capital
                                                                                                           Markets,
                                                                                                          LLC, Fortis
                                                                                                          Securities
                                                                                                          LLC, Piper
                                                                                                           Jaffray,
                                                                                                          Wells Fargo
                                                                                                          Securities